April 25, 2025

BNY MELLON ETF TRUST II
-BNY Mellon Concentrated Growth ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information (SAI)

Effective May 1, 2025, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, CFA, Catherine Crain, CFA, Gentry Lee, CFA and Christopher Sarofim. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team members hold the following positions at Sarofim & Co.: Mr. Sarofim is Chairman, Mr. Christensen is the President and Head of Investment Risk, Mr. Lee is Chief Executive Officer and Chief Investment Officer, and Ms. Crain is a Vice President. Mr. Sarofim has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since September 1998. Ms. Crain has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since October 2000. Mr. Lee has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since November 2010. Mr. Christensen has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since March 2020. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio

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Effective May 1, 2025, the following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, CFA, Catherine Crain, CFA, Gentry Lee, CFA and Christopher Sarofim, who are jointly and primarily responsible for managing the fund's portfolio. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee. Mr. Sarofim is Chairman of Sarofim & Co., where he has been employed since 1988. Mr. Sarofim has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since September 1998. Mr. Christensen is the President and Head of Investment Risk of Sarofim & Co., where he has been employed since 2005, and oversees Sarofim & Co.'s marketing, client services, operations, and technology incentives. Mr. Christensen has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since March 2020. Mr. Lee is the Chief Executive Officer and Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. Mr. Lee has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since November 2010. Ms. Crain is a Vice President at Sarofim & Co., where she has been employed since 1993. Ms. Crain has been a portfolio manager of the fund since March 2025 and the Predecessor Fund since October 2000.

Effective May 1, 2025, all references to Charles Sheedy are removed from the SAI.

4869STK0425

April 25, 2025

Securities and Exchange Commission
Office of Filings and Information Services
100 F Street, NE
Washington, DC 20549

RE: BNY Mellon ETF Trust (the "Registrant")

-BNY Mellon Concentrated Growth ETF (the "Fund")

CIK No.: 0002025968
1940 Act File No.: 811-23977
1933 Act File No.: 333-280471

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, transmitted for filing is an EDGARized version of the supplement, dated April 25, 2025, for the above-referenced Fund's current Summary Prospectus, Prospectus, and Statement of Additional Information.

Please address any comments or questions to my attention at (412) 236-3018.

Sincerely,

/s/ Nicole B. Evoy
Nicole B. Evoy
Associate, Paralegal II